Exhibit 10.1

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 26, 2016, among TRU Taj LLC, a Delaware limited liability company (the “Issuer”), TRU Taj Finance, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”), Toys “R” Us, Inc., a Delaware corporation (the “Parent”), the other guarantors set forth on the signature page hereto (collectively with the Parent, the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, each of the Issuers, the Parent and the other Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of August 16, 2016, providing for the issuance of an unlimited aggregate principal amount of 12% Senior Secured Notes due 2021 (the “Notes”);

WHEREAS, pursuant to the Indenture, the Issuers initially issued $441,200,000 in aggregate principal amount of Initial Notes;

WHEREAS, Section 2.01(d) of the Indenture provides that, subject to compliance with Sections 4.10 and 4.13 of the Indenture, Additional Notes ranking pari passu with the Initial Notes may be created and issued from time to time by the Issuers without notice or consent of the Holders, and the Indenture further provides that such Additional Notes shall be treated as a single class with the Initial Notes and shall have the same terms as to status, redemption or otherwise as the Initial Notes;

WHEREAS, the Issuers and the Guarantors desire to execute and deliver this Supplemental Indenture for the purpose of issuing $141,549,000 in aggregate principal amount of Additional Notes (the “New Notes”), having identical terms as the Initial Notes; and

WHEREAS, pursuant to Section 9.01(12) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture, without the consent of Holders of the Notes.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1)	Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)	Additional Notes. As of the date hereof, the Issuers will issue, and the Trustee is directed to authenticate and deliver, $141,549,000 in aggregate principal amount of Additional Notes under the Indenture, in one or more Global Notes in the form attached as Exhibit A to the Indenture. The Initial Notes and the Additional Notes shall be treated as a single class for all purposes under the Indenture. For all purposes of the Indenture, the term “Notes” shall include the New Notes.

(3)	Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(4)	Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(5)	Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(6)	The Trustee. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Supplemental Indenture, and it shall not be responsible for any statement herein.

(7)	Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(8)	Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent provided herein and therein.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

TRU TAJ LLC

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TRU TAJ FINANCE, INC.

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TOYS “R” US, INC.

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TOYS “R” US EUROPE LLC

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TRU TAJ HOLDINGS 1, LLC

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TRU TAJ HOLDINGS 2 LIMITED

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Director

TRU TAJ HOLDINGS 3, LLC

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TRU (HOLDINGS) LIMITED

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Director

TRU EUROPE LIMITED

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Director

TRU (UK) H7 LIMITED

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Director

TOYS “R” US (UK) LIMITED

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US HOLDINGS LIMITED

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (UK) H6, LLC

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Vice President – International Controller

TRU (UK) H4 LIMITED

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US LIMITED

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US PROPERTIES LIMITED

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (BVI) FINANCE II, LTD.

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Director

TOYS “R” US FINANCIAL SERVICES LIMITED

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (UK) H8 LIMITED

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Director

TOYS “R” US GMBH

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU AUSTRALIA HOLDINGS, LLC

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

TOYS “R” US (AUSTRALIA) PTY LTD

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

BABIES “R” US (AUSTRALIA) PTY LTD

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU Global Imports B.V.

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU TAJ (EUROPE) HOLDINGS, LLC

By:	/s/ Chetan Bhandari
	Name:	Chetan Bhandari
	Title:	Senior Vice President – Corporate Finance and Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President